AXP(R)
   Mid Cap
     Value
          Fund

2002 ANNUAL REPORT

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

Investments in Securities                                9

Financial Statements                                    12

Notes to Financial Statements                           15

Independent Auditors' Report                            22

Board Members and Officers                              23

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2 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Economic and Market Update
         from CIO William F. "Ted" Truscott

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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3 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

KEY POINTS
-- Stocks are continuing to get less expensive.
-- Credit "crunch" for business sector persists.
-- Those saving for long-term goals should maintain an allocation to equities.

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4 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Fund Snapshot
     as of SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                          Warren Spitz
Tenure/since                                                    2/14/02
Years in industry                                                    18

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates

A: 2/14/02        B: 2/14/02        C: 2/14/02       Y: 2/14/02

Ticker symbols

A: AMVAX          B: AMVBX          C:--             Y:--

Total net assets                                          $85.9 million
Number of holdings                                     approximately 90

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

STYLE
VALUE    BLEND   GROWTH
                           LARGE
 X                         MEDIUM  SIZE
                           SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets
(pie graph)

Common stocks 91.6%
Cash equivalents 8.4%

TOP FIVE SECTORS

Percentage of portfolio assets

Multi-industry conglomerates                                        8.9%
Health care services                                                7.7
Financial services                                                  7.6
Insurance                                                           6.4
Industrial equipment & services                                     6.0

TOP TEN HOLDINGS

Percentage of portfolio assets

Bear Stearns Companies                                              3.9%
Pacificare Health Systems                                           3.8
Humana                                                              3.8
Countrywide Credit Inds                                             3.7
Ingersoll-Rand Cl A                                                 3.1
Eastman Kodak                                                       2.5
Crescent Real Estate Equities                                       2.2
El Paso                                                             2.1
Eastman Chemical                                                    2.1
ACE                                                                 2.1

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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5 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Questions & Answers
     WITH PORTFOLIO MANAGEMENT

Q: How did the Fund perform for the period beginning Feb. 14, 2002 (the date shares became publicly available) through Sept. 30, 2002?

A: The Fund returned -21.37% (Class A shares excluding sales charges) versus the Russell Midcap(R) Value Index, which returned -17.79% (since March 1,
    2002). The Lipper Mid-Cap Value Funds Index returned -19.89% from March 1, 2002 through Sept. 30, 2002.

Q:  What factors most significantly impacted performance?

A: Generally speaking, the period under review was an extraordinarily difficult environment for virtually all equity securities. During this period, the equity markets endured their worst calendar quarter (third quarter 2002) in 15 years. There was literally no place to hide, as every major U.S. equity index lost value. But companies not overly sensitive to the business cycle -- those in less cyclical industries -- fared best. Stock selection and rigorous fundamental analysis were essential in generating any performance this period. This negative backdrop proved to be the largest overall challenge to Fund performance this period, more so than even during the second quarter of this year. A few continuous trends persisted -- stock prices continued to struggle, and performance was generated primarily from individual stock selection in a market where what a Fund

(bar graph)
PERFORMANCE COMPARISON
For the period ended Sept. 30, 2002

  0%
 -5%
-10%
-15%                   (bar 2)       (bar 3)
-20%      (bar 1)      -17.79%       -19.89%
-25%      -21.37%

(bar 1) AXP Mid Cap Value Fund Class A (excluding sales charge) (since inception
        2/14/2002)

(bar 2) Russell Midcap(R) Value Index (unmanaged)(1) (since 3/1/2002)

(bar 3) Lipper Mid-Cap Value Funds Index (2) (since 3/1/2002)

(1) The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

(2) The Lipper Mid-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > This negative backdrop proved to be the largest overall challenge to Fund performance this period, more so than even during the second quarter of this year. (end callout quote)

    own was as crucial as what it did hold. The only positive macro trend working in our favor was the focus of AXP Mid Cap Value Fund's portfolio, since mid- and smaller-capitalization stocks edged out their large-cap counterparts.

    On the positive side, successful individual stock selection enabled us again to avoid some of the worst "blow ups" of the quarter, thereby benefiting performance. Our underweighted exposure to media, financial services and technology stocks benefited performance since many of these companies performed poorly in a persistently struggling economy. And some of our stock selection in these sectors contributed to performance, including some of our re-insurance company stocks and mortgage lending company stocks.

    Detracting from performance were airline stocks which performed poorly.

TOTAL RETURNS SINCE INCEPTION
as of Sept. 30, 2002

                                 Class A                Class B                  Class C                Class Y
(Inception dates)               (2/14/02)              (2/14/02)                (2/14/02)              (2/14/02)
                             NAV(1)    POP(2)     NAV(1)   After CDSC(3)    NAV(1)  After CDSC(4)    NAV(5)    POP(5)
1 year                        N/A       N/A        N/A         N/A           N/A        N/A           N/A       N/A
5 years                       N/A       N/A        N/A         N/A           N/A        N/A           N/A       N/A
10 years                      N/A       N/A        N/A         N/A           N/A        N/A           N/A       N/A
Since inception*           -21.37%   -25.89%    -21.76%     -25.68%       -21.76%    -22.55%       -21.37%   -21.37%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the portfolio?

A: In the short time since the Fund was introduced in Feb. 2002, we have not made drastic or significant changes to the portfolio's allocations or structure. In recent weeks, we modestly added more economically sensitive stocks to the portfolio in anticipation of an eventual but gradual economic turnaround. In addition, we found what we believed to be good value in some of these names, whose prices have come down in recent weeks.

    Another minor shift to the portfolio is that we sold some positions or partial positions in select financial services company stocks that experienced earnings disappointments. We redeployed the proceeds from those sales to other financial services companies, primarily in insurance.

Q:  What is your outlook?

A: Although our stocks in materials and capital goods were down as the period came to a close, we continue to favor these issues. Should the economy show concrete signs of a sustained recovery, we believe these are the types of companies that could show dramatic improvement and benefit Fund performance.

    We believe AXP Mid Cap Value Fund offers investors a great advantage in that it invests in companies that are considered mid-sized capitalization, permitting greater diversification for those investors who want access to the broad equity markets, rather than concentrating on only large-cap stocks. This Fund's objective is growth of capital. While this Fund would be considered potentially more volatile than a typical multi-cap or large-cap fund, investors could be compensated for the additional volatility through higher returns.

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8 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Investments in Securities

AXP Mid Cap Value Fund

Sept. 30, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (92.4%)

Issuer                                             Shares            Value(a)

Aerospace & defense (3.0%)
Goodrich                                           72,950          $1,377,296
Rockwell Automation                                71,600           1,164,932
Total                                                               2,542,228

Airlines (0.8%)
AMR                                                91,250(b)          381,425
Continental Airlines Cl B                          54,900(b)          295,911
Total                                                                 677,336

Automotive & related (3.8%)
Dana                                                  59,550          778,914
Delphi                                               113,000          966,150
Eaton                                                 11,650          742,571
Lear                                               17,810(b)          741,787
Total                                                               3,229,422

Banks and savings & loans (0.7%)
KeyCorp                                            23,950             598,032

Beverages & tobacco (0.5%)
RJ Reynolds Tobacco Holdings                       11,350             457,632

Building materials & construction (1.0%)
Temple-Inland                                      23,000             888,490

Chemicals (5.0%)
Eastman Chemical                                   46,800           1,786,356
Imperial Chemical Inds ADR                         32,700(c)          429,351
Potash Corp of Saskatchewan                        13,800(c)          858,360
PPG Inds                                           26,650           1,191,255
Total                                                               4,265,322

Computer software & services (1.3%)
BMC Software                                       82,500(b)        1,078,275

Computers & office equipment (1.6%)
Computer Sciences                                  25,100(b)          697,529
Electronic Data Systems                            14,500             202,710
Pitney Bowes                                       15,650             477,169
Total                                                               1,377,408

Electronics (0.5%)
Natl Semiconductor                                 34,250(b)          408,945

Energy (2.9%)
Amerada Hess                                        9,150             621,102
Kerr-McGee                                         11,650             506,076
Sunoco                                             22,900             690,664
Unocal                                             20,400             640,356
Total                                                               2,458,198

Energy equipment & services (4.8%)
GlobalSantaFe                                      43,300             967,755
Helmerich & Payne                                  33,800           1,156,974
McDermott Intl                                    111,200(b)          681,656
Transocean                                         62,300           1,295,840
Total                                                               4,102,225

Financial services (7.6%)
Bear Stearns Companies                             60,000           3,383,999
Countrywide Credit Inds                            67,800           3,196,770
Total                                                               6,580,769

Food (4.8%)
Archer-Daniels-Midland                            129,100           1,615,041
SUPERVALU                                          57,450             927,818
Tyson Foods Cl A                                  137,000           1,593,310
Total                                                               4,136,169

Furniture & appliances (3.1%)
Black & Decker                                     26,700           1,119,531
Whirlpool                                          33,400           1,531,724
Total                                                               2,651,255

Health care services (7.7%)
Humana                                            267,000(b)        3,310,800
PacifiCare Health Systems                         143,900(b)        3,322,650
Total                                                               6,633,450

Industrial equipment & services (6.0%)
Cooper Inds Cl A                                   32,900             998,515
Deere & Co                                         32,050           1,456,673
Ingersoll-Rand Cl A                                78,700(c)        2,710,427
Total                                                               5,165,615

See accompanying notes to investments in securities.

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9 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (6.4%)
ACE                                                60,000(c)       $1,776,599
Everest Re Group                                    6,700(c)          367,562
Jefferson-Pilot                                    16,500             661,650
Lincoln Natl                                       14,350             438,393
St. Paul Companies                                 33,900             973,608
Torchmark                                          37,750           1,293,315
Total                                                               5,511,127

Leisure time & entertainment (2.4%)
Hasbro                                            102,000           1,135,260
Royal Caribbean Cruises                            58,400             929,728
Total                                                               2,064,988

Media (2.3%)
Donnelley (RR) & Sons                              50,400           1,184,904
Dun & Bradstreet                                   22,900(b)          769,669
Total                                                               1,954,573

Metals (2.4%)
Avery Dennison                                     13,900             792,022
Nucor                                               6,200             234,980
Phelps Dodge                                       41,900(b)        1,073,897
Total                                                               2,100,899

Multi-industry conglomerates (8.9%)
American Standard                                  18,700(b)        1,189,694
Crane                                              26,500             523,640
Diebold                                            17,100             562,932
Dover                                              17,100             433,998
Eastman Kodak                                      80,750           2,199,629
Monsanto                                           48,800             746,152
Textron                                            25,725             877,223
YORK Intl                                          41,300           1,164,660
Total                                                               7,697,928

Paper & packaging (0.8%)
Abitibi-Consolidated                               99,350(c)          672,600

Real estate investment trust (3.9%)
Boston Properties                                  17,100             636,120
Crescent Real Estate Equities                     123,500           1,938,950
Equity Residential                                 30,950             740,943
Total                                                               3,316,013

Retail (3.3%)
Charming Shoppes                                  172,900(b)        1,167,075
Federated Dept Stores                              22,900(b)          674,176
May Dept Stores                                    23,900             544,203
Toys "R" Us                                        40,100(b)          408,218
Total                                                               2,793,672

Textiles & apparel (1.6%)
Liz Claiborne                                      25,850             644,958
VF                                                 20,400             733,992
Total                                                               1,378,950

Transportation (0.8%)
Norfolk Southern                                   34,600             698,574

Utilities -- electric (1.7%)
Energy East                                        36,500             723,065
Public Service Enterprise Group                    25,000             762,500
Total                                                               1,485,565

Utilities -- gas (2.8%)
El Paso                                           218,600           1,807,822
NiSource                                           33,300             573,759
Total                                                               2,381,581

Total common stocks
(Cost: $100,056,567)                                              $79,307,241

Short-term securities (8.5%)

Issuer                       Annualized             Amount           Value(a)
                            yield on date         payable at
                             of purchase           maturity

U.S. government agencies

Federal Home Loan Bank Disc Nts
     10-18-02                   1.63%            $500,000            $499,579
     10-25-02                   1.68              500,000             499,417

Federal Home Loan Mtge Corp Disc Nts
     10-01-02                   1.64              500,000             499,977
     10-08-02                   1.61              300,000             299,893
     11-05-02                   1.69              500,000             499,155
     11-25-02                   1.68              900,000             897,714

Federal Natl Mtge Assn Disc Nts
     10-16-02                   1.73              500,000             499,658
     10-18-02                   1.70              500,000             499,575
     10-31-02                   1.69              500,000             499,272
     11-20-02                   1.70            1,100,000           1,097,554
     12-04-02                   1.70              500,000             498,551
     12-11-02                   1.70              500,000             498,393
     12-11-02                   1.71              500,000             498,393

Total short-term securities
(Cost: $7,286,923)                                                 $7,287,131

Total investments in securities
(Cost: $107,343,490)(d)                                           $86,594,372

See accompanying notes to investments in securities.

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10 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 7.9% of net assets.

(d) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $107,351,507 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $    306,234
     Unrealized depreciation                                      (21,063,369)
                                                                  -----------
     Net unrealized depreciation                                 $(20,757,135)
                                                                 ------------

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11 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities

AXP Mid Cap Value Fund

Sept. 30, 2002

Assets

Investments in securities, at value (Note 1)
   (identified cost $107,343,490)                                                                      $ 86,594,372
Cash in bank on demand deposit                                                                              317,877
Capital shares receivable                                                                                    35,652
Dividends and accrued interest receivable                                                                   166,772
Receivable for investment securities sold                                                                   279,480
                                                                                                            -------
Total assets                                                                                             87,394,153
                                                                                                         ----------

Liabilities
Capital shares payable                                                                                       11,805
Payable for investment securities purchased                                                               1,474,824
Accrued investment management services fee                                                                    4,964
Accrued distribution fee                                                                                      3,740
Accrued transfer agency fee                                                                                   3,007
Accrued administrative services fee                                                                             355
Other accrued expenses                                                                                       37,403
                                                                                                             ------
Total liabilities                                                                                         1,536,098
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $ 85,858,055
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    214,612
Additional paid-in capital                                                                              111,590,981
Undistributed net investment income                                                                         249,635
Accumulated net realized gain (loss)                                                                     (5,447,997)
Unrealized appreciation (depreciation) on investments                                                   (20,749,176)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $ 85,858,055
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 54,100,364
                                                            Class B                                    $ 30,110,378
                                                            Class C                                    $  1,634,408
                                                            Class Y                                    $     12,905
Net asset value per share of outstanding capital stock:     Class A shares         13,497,906          $       4.01
                                                            Class B shares          7,550,442          $       3.99
                                                            Class C shares            409,608          $       3.99
                                                            Class Y shares              3,215          $       4.01
                                                                                        -----          ------------

See accompanying notes to financial statements.

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12 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Statement of operations

AXP Mid Cap Value Fund

For the period from Feb. 14, 2002* to Sept. 30, 2002

Investment income

Income:
Dividends                                                                             $    793,015
Interest                                                                                    50,073
   Less foreign taxes withheld                                                              (2,155)
                                                                                            ------
Total income                                                                               840,933
                                                                                           -------
Expenses (Note 2):
Investment management services fee                                                         261,610
Distribution fee
   Class A                                                                                  59,604
   Class B                                                                                 130,135
   Class C                                                                                   5,962
Transfer agency fee                                                                        118,108
Incremental transfer agency fee
   Class A                                                                                   8,037
   Class B                                                                                   8,256
   Class C                                                                                     437
Service fee -- Class Y                                                                          15
Administrative services fees and expenses                                                   18,741
Compensation of board members                                                                4,897
Custodian fees                                                                              68,115
Printing and postage                                                                        25,326
Registration fees                                                                          111,649
Audit fees                                                                                  14,500
Other                                                                                        2,835
                                                                                             -----
Total expenses                                                                             838,227
   Expenses waived/reimbursed by AEFC (Note 2)                                            (215,399)
                                                                                          --------
                                                                                           622,828
   Earnings credits on cash balances (Note 2)                                                 (641)
                                                                                              ----
Total net expenses                                                                         622,187
                                                                                           -------
Investment income (loss) -- net                                                            218,746
                                                                                           -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                              (5,453,250)
Net change in unrealized appreciation (depreciation) on investments                    (20,788,999)
                                                                                       -----------
Net gain (loss) on investments                                                         (26,242,249)
                                                                                       -----------
Net increase (decrease) in net assets resulting from operations                       $(26,023,503)
                                                                                      ============

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT


Statement of changes in net assets

AXP Mid Cap Value Fund

For the period from Feb. 14, 2002* to Sept. 30, 2002

Operations and distributions
Investment income (loss) -- net                                                       $    218,746
Net realized gain (loss) on security transactions                                       (5,453,250)
Net change in unrealized appreciation (depreciation) on investments                    (20,788,999)
                                                                                       -----------
Net increase (decrease) in net assets resulting from operations                        (26,023,503)
                                                                                       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              77,548,658
   Class B shares                                                                       43,818,485
   Class C shares                                                                        2,273,755
   Class Y shares                                                                           20,000
Payments for redemptions
   Class A shares                                                                       (9,243,287)
   Class B shares (Note 2)                                                              (4,352,732)
   Class C shares (Note 2)                                                                (213,501)
   Class Y shares                                                                          (10,620)
                                                                                           -------
Increase (decrease) in net assets from capital share transactions                      109,840,758
                                                                                       -----------
Total increase (decrease) in net assets                                                 83,817,255
Net assets at beginning of period (Note 1)                                               2,040,800**
                                                                                         ---------
Net assets at end of period                                                           $ 85,858,055
                                                                                      ============
Undistributed net investment income                                                   $    249,635
                                                                                      ------------

*    When shares became publicly available.

** Initial capital of $2,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $40,800 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Mid Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mid-cap companies. On Feb. 7, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $29,912 and accumulated net realized loss has been decreased by $5,253 resulting in a net reclassification adjustment to decrease paid-in capital by $35,165.

The tax character of distributions paid for the period indicated is as follows:

For the period from Feb. 14, 2002* to Sept. 30, 2002

Class A
Distributions paid from:
     Ordinary income                          $--
     Long-term capital gain                    --

Class B
Distributions paid from:
     Ordinary income                           --
     Long-term capital gain                    --

Class C
Distributions paid from:
     Ordinary income                           --
     Long-term capital gain                    --

Class Y
Distributions paid from:
     Ordinary income                           --
     Long-term capital gain                    --

* When shares became publicly available.

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                    $    220,305
Accumulated gain (loss)                          $ (5,410,650)
Unrealized appreciation (depreciation)           $(20,757,193)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
17 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.70% to 0.58% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The first adjustment was made on Sept. 1, 2002 and covered the six month period beginning March 1, 2002. The adjustment decreased the fee by $651 for the period ended Sept. 30, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $488,400 for Class A, $8,934 for Class B and $1,450 for Class C for the period ended Sept. 30, 2002.

--------------------------------------------------------------------------------
18 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2003. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.22% for Class Y of the Fund's average daily net assets. In addition, for the period ended Sept. 30, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily waived certain fees and reimbursed expenses to 1.38% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.18% for Class Y shares.

During the period ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $641 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $114,827,963 and $10,706,349, respectively, for the period ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $16,706 for the period ended Sept. 30, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Feb. 14, 2002* to Sept. 30, 2002 are as follows:

                                             Class A          Class B            Class C         Class Y

Sold                                       15,066,310         8,511,681          452,717             3,615
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (1,962,404)         (963,239)         (45,109)           (2,400)
                                           ----------          --------          -------            ------
Net increase (decrease)                    13,103,906         7,548,442          407,608             1,215
                                           ----------         ---------          -------             -----

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the period ended Sept. 30, 2002.

--------------------------------------------------------------------------------
19 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,410,650 as of Sept. 30, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------
Income from investment operations:

Net investment income (loss)                                        .01
Net gains (losses) (both realized and unrealized)                 (1.10)
                                                                  -----
Total from investment operations                                  (1.09)
                                                                  -----
Net asset value, end of period                                   $ 4.01
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                             $54
Ratio of expenses to average daily net assets(c),(e)              1.38%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .86%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                 (21.37%)

Class B

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------

Income from investment operations:
Net gains (losses) (both realized and unrealized)                 (1.11)
                                                                  -----
Net asset value, end of period                                   $ 3.99
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                             $30
Ratio of expenses to average daily net assets(c),(f)              2.15%(d)
Ratio of net investment income (loss)
to average daily net assets                                        .10%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                 (21.76%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------

Income from investment operations:
Net gains (losses) (both realized and unrealized)                 (1.11)
                                                                  -----
Net asset value, end of period                                   $ 3.99
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                              $2
Ratio of expenses to average daily net assets(c),(g)              2.15%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .12%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                 (21.76%)

Class Y

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------

Income from investment operations:
Net investment income (loss)                                        .01
Net gains (losses) (both realized and unrealized)                 (1.10)
                                                                  -----
Total from investment operations                                  (1.09)
                                                                  -----
Net asset value, end of period                                   $ 4.01
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                            $ --
Ratio of expenses to average daily net assets(c),(h)              1.18%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .94%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                  (21.37%)

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.96% for the period ended Sept. 30, 2002.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.72% for the period ended Sept. 30, 2002.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.72% for the period ended Sept. 30, 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.78% for the period ended Sept. 30, 2002.

(i) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

21 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Mid Cap Value Fund (a series of AXP Investment Series, Inc.) as of September 30, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from February 14, 2002 (when shares became publicly available) to September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mid Cap Value Fund as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
November 1, 2002

--------------------------------------------------------------------------------
22 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age        Position held      Principal            Other directorships
                          with Fund and      occupation during
                          length of service  past five years

------------------------- ------------------ -------------------- ---------------------
Arne H. Carlson           Board member       Chair, Board
901 S. Marquette Ave.     since 1999         Services
Minneapolis, MN 55402                        Corporation
Born in 1934                                 (provides
                                             administrative
                                             services to
                                             boards). Former
                                             Governor of
                                             Minnesota
------------------------- ------------------ -------------------- ---------------------
Philip J. Carroll, Jr.    Board member       Retired Chairman     Boise Cascade
901 S. Marquette Ave.     since 2002         and CEO, Fluor       Corporation (forest
Minneapolis, MN 55402                        Corporation          products), Scottish
Born in 1937                                 (engineering and     Power PLC, Vulcan
                                             construction)        Materials Company,
                                             since 1998. Former   Inc.
                                             President and CEO,   (construction
                                             Shell Oil Company    materials/chemicals)
------------------------- ------------------ -------------------- ---------------------
Livio D. DeSimone         Board member       Retired Chair of     Cargill,
30 Seventh Street East    since 2001         the Board and        Incorporated
Suite 3050                                   Chief Executive      (commodity
St. Paul, MN 55101-4901                      Officer, Minnesota   merchants and
Born in 1936                                 Mining and           processors), Target
                                             Manufacturing (3M)   Corporation
                                                                  (department
                                                                  stores), General
                                                                  Mills, Inc.
                                                                  (consumer foods),
                                                                  Vulcan Materials
                                                                  Company
                                                                  (construction
                                                                  materials/
                                                                  chemicals),
                                                                  Milliken & Company
                                                                  (textiles and
                                                                  chemicals), and
                                                                  Nexia
                                                                  Biotechnologies,
                                                                  Inc.
------------------------- ------------------ -------------------- ---------------------
Ira D. Hall               Board member       Private investor;    Imagistics
183 Long Close Road       since 2001         formerly with        International, Inc.
Stamford, CT 06902                           Texaco Inc.,         (office equipment),
Born in 1944                                 Treasurer,           Reynolds & Reynolds
                                             1999-2001 and        Company
                                             General Manager,     (information
                                             Alliance             services), TECO
                                             Management           Energy, Inc.
                                             Operations,          (energy holding
                                             1998-1999. Prior     company), The
                                             to that, Director,   Williams Companies,
                                             International        Inc. (energy
                                             Operations IBM       distribution
                                             Corp.                company)
------------------------- ------------------ -------------------- ---------------------
Heinz F. Hutter           Board member       Retired President
P.O. Box 2187             since 1994         and Chief
Minneapolis, MN 55402                        Operating Officer,
Born in 1929                                 Cargill,
                                             Incorporated
                                             (commodity
                                             merchants and
                                             processors)
------------------------- ------------------ -------------------- ---------------------
Anne P. Jones             Board member       Attorney and         Motorola, Inc.
5716 Bent Branch Rd.      since 1985         Consultant           (electronics)
Bethesda, MD 20816
Born in 1935
------------------------- ------------------ -------------------- ---------------------
Stephen R. Lewis, Jr.*    Board member       Retired President
901 S. Marquette Ave.     since 2002         and Professor of
Minneapolis, MN 55402                        Economics,
Born in 1939                                 Carleton College
------------------------- ------------------ -------------------- ---------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
23 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT


Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Alan G. Quasha            Board member       President,           Compagnie
720 Fifth Avenue          since 2002         Quadrant             Financiere
New York, NY 10019                           Management, Inc.     Richemont AG
Born in 1949                                 (management of       (luxury goods)
                                             private equities)
------------------------- ------------------ -------------------- ---------------------
Alan K. Simpson           Board member       Former three-term    Biogen, Inc.
1201 Sunshine Ave.        since 1997         United States        (biopharmaceuticals)
Cody, WY 82414                               Senator for Wyoming
Born in 1931
------------------------- ------------------ -------------------- ---------------------
Alison Taunton-Rigby      Board member       President,           Synaptic
8 Farrar Road             since 2002         Forester Biotech     Pharmaceuticals
Lincoln, MA 01773                            since 2000. Former   Corporation
Born in 1944                                 President and CEO,
                                             Aquila
                                             Biopharmaceuticals,
                                             Inc.
------------------------- ------------------ -------------------- ---------------------

Board Members Affiliated with AEFC**

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Barbara H. Fraser         Board member       Executive Vice
1546 AXP Financial        since 2002         President - AEFA
Center                                       Products and
Minneapolis, MN 55474                        Corporate
Born in 1949                                 Marketing of AEFC
                                             since 2002.
                                             President -
                                             Travelers Check
                                             Group, American
                                             Express Company,
                                             2001-2002.
                                             Management
                                             Consultant,
                                             Reuters,
                                             2000-2001.
                                             Managing Director
                                             - International
                                             Investments,
                                             Citibank Global,
                                             1999-2000.
                                             Chairman and CEO,
                                             Citicorp
                                             Investment
                                             Services and
                                             Citigroup
                                             Insurance Group,
                                             U.S., 1998-1999.
                                             Head of Marketing
                                             and Strategic
                                             Planning -
                                             Investment
                                             Products and
                                             Distribution,
                                             Citibank Global,
                                             1995-1998
------------------------- ------------------ -------------------- ---------------------
Stephen W. Roszell        Board member       Senior Vice
50238 AXP Financial       since 2002; Vice   President -
Center                    President since    Institutional
Minneapolis, MN 55474     2002               Group of AEFC
Born in 1949
------------------------- ------------------ -------------------- ---------------------
William F. Truscott       Board member       Senior Vice
53600 AXP Financial       since 2001, Vice   President - Chief
Center                    President since    Investment Officer
Minneapolis, MN 55474     2002               of AEFC since
Born in 1960                                 2001. Former Chief
                                             Investment Officer
                                             and Managing
                                             Director, Zurich
                                             Scudder Investments
------------------------- ------------------ -------------------- ---------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
24 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Jeffrey P. Fox            Treasurer since    Vice President -
50005 AXP Financial       2002               Investment
Center                                       Accounting, AEFC,
Minneapolis, MN 55474                        since 2002; Vice
Born in 1955                                  President -
                                             Finance, American
                                             Express Company,
                                             2000-2002; Vice
                                             President -
                                             Corporate
                                             Controller, AEFC,
                                             1996-2000
------------------------- ------------------ -------------------- ---------------------
Paula R. Meyer            President since    Senior Vice
596 AXP Financial Center  2002               President and
Minneapolis, MN 55474                        General Manager -
Born in 1954                                 Mutual Funds,
                                             AEFC, since 2002;
                                             Vice President and
                                             Managing Director -
                                             American Express
                                             Funds, AEFC,
                                             2000-2002; Vice
                                             President, AEFC,
                                             1998-2000;
                                             President - Piper
                                             Capital
                                             Management 1997-1998
------------------------- ------------------ -------------------- ---------------------
Leslie L. Ogg             Vice President,    President of Board
901 S. Marquette Ave.     General Counsel,   Services
Minneapolis, MN 55402     and Secretary      Corporation
Born in 1938              since 1978
------------------------- ------------------ -------------------- ---------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
25 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds

AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New DimensionsFund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds

AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds

AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds

AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds

AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds

AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(11/02)

AXP Mid Cap Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6241 C (11/02)